UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 18, 2005 (October 12, 2005)

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1304 Summit Ave., Ste 2

Plano, TX 75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 12, 2005, TGC Industries, Inc. (the “Company”) entered into a waiver (the “Waiver”) of certain conditions and restrictions contained in the renewed and amended promissory note (the “Note”) with Sovereign Bank, N.A. (“Sovereign”), dated September 16, 2005.  Pursuant to the Waiver, Sovereign agreed to waive the Company’s compliance with certain provisions of the Note including: (i) the restriction on any change in ownership of 25% of more of the Company’s common stock; (ii) the representation that the Company’s assets, except those securing the Note, are not subject to a third party security interest; (iii) the covenant that the Company has disclosed all threatened or pending litigation and (iv) the restriction on the Company’s ability to pay dividends.  A copy of the Waiver is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On October 12, 2005, the Company issued 2,519,664 shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) in connection with the conversion of 2,519,664 outstanding shares of 8-1/2% Senior Convertible Preferred Stock (the “Preferred Stock”), pursuant to the terms thereof.  The shares of the Common Stock were issued pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”) to the following individuals:

•                  Nicholas A. Baker III converted 40,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  William J. Barrett, Jr. converted 90,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  National Investor Services Cust FBO William J. Barrett MPPP converted 709,200 shares of Preferred Stock into that number of shares of Common Stock;

•                  National Investor Services Cust FBO Sara Barrett MPPP converted 75,500 shares of Preferred Stock into that number of shares of Common Stock;

•                  Robert J. Deputy converted 34,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  Jason Elsas, Jr. converted 235,800 shares of Preferred Stock into that number of shares of Common Stock;

•                  Leona T. Flynn converted 188,500 shares of Preferred Stock into that number of shares of Common Stock;

•                  Arthur J. Gajarsa and Melanie Gajarsa JtTen converted 24,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  Herbert M. Gardner converted 188,500 shares of Preferred Stock into that number of shares of Common Stock;

•                  Mary Gardner converted 47,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  Stuart M. Gerson and Pamela E. Somers JTWROS converted 83,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  National Investor Services Cust FBO Ann C Green Roth IRA converted 6,664 shares of Preferred Stock into that number of shares of Common Stock;

•                  Mellon Bank, N.A. Co-Trustee with William C. Hurtt, Jr. Under Deed of Trust of William C. Hurtt Dated April 10, 1995 for William C. Hurtt, Jr. GST converted 375,000 shares of Preferred Stock into that number of shares of Common Stock;

•                  Allen T. McInnes and Doris C. McInnes JTWROS converted 188,500 shares of Preferred Stock into that number of shares of Common Stock;

•                  National Investor Services Cust FBO C. Richard Stafford MPPP converted 34,000 shares of

Preferred Stock into that number of shares of Common Stock; and

•                  Sidney Todres converted 200,000 shares of Preferred Stock into that number of shares of Common Stock.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Waiver, dated October 12, 2005 and effective September 16, 2005, to the Promissory Note by and among TGC Industries, Inc. and Sovereign Bank, N.A., dated September 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: October 18, 2005	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver, dated October 12, 2005 and effective September 16, 2005, to the Promissory Note by and among TGC Industries, Inc. and Sovereign Bank, N.A., dated September 16, 2005.